UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ---------
                                  FORM 10-KSB/A
                                Amendment No. 1

 (Mark One)
      x       ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]
                            For the fiscal year ended
                       December 31, 1996 TRANSITION REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]
                    For the transition period from          to

                         Commission File Number 0-25216

                   NETCOM ON-LINE COMMUNICATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                   77-0317705
  (State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
   Incorporation or Organization)

                           2 N. Second Street, Plaza A
                           San Jose, California 95113
                    (Address of principal executive offices)
                    Issuer's telephone number: (408) 881-3516
                                    ---------

      Securities registered pursuant to Section 12(b) of the Exchange Act:
                                      None
      Securities registered pursuant to Section 12(g) of the Exchange Act:
                     Common Stock, par value $0.01 per share
                         Preferred Stock Purchase Rights
                                (Title of Class)

     Check whether the registrant (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2)
has been subject to such filing requirements for the past 90 days. Yes X No    .
                                                                      ---   ---

     Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to
this Form 10-KSB.    .
                  ---

     The registrant's revenues for the fiscal year ended December 31, 1996 were $120,540,000.

     As of March 20, 1997, the aggregate market value of the registrant's voting stock held by non-affiliates of the registrant, based on the closing price for the registrant's Common Stock in the Nasdaq National Market on such date, was approximately $99,830,000. This calculation does not reflect a determination that certain persons are affiliates of the registrant for any other purposes.

     The number of shares of Common Stock outstanding on March 20, 1997 was 11,683,286.

                       DOCUMENTS INCORPORATED BY REFERENCE

     Items 9, 10, 11 and 12 of Part III incorporate information by reference from the definitive proxy statement for the registrant's 1997 Annual Meeting of Stockholders.

     Transitional Small Business Disclosure Format:  Yes     No  X  .
                                                         ---    ---

     The Registrant hereby amends the following items, financial statements, exhibits or other portions of its Annual Report on Form 10-KSB for fiscal year ended December 31, 1996, as set forth herein:

                                     PART IV

ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.
          ----------------------------------------------------------------
          Exhibits.
          --------

     The exhibits listed under Item 13(a) are filed or incorporated by reference herein.

     (a)  Exhibits
          --------

     The Exhibits listed below are filed or incorporated by reference herein.


Exhibit No.   Description

 3.1(2)       Amended and Restated Certificate of Incorporation.
 3.1a(5)      Certificate of Designation, Preferences and Rights of the Series C
              Participating Preferred Stock of the Registrant.
 3.2(5)       Amended and Restated Bylaws.
 4.1(1)       Specimen Common Stock Certificate.
10.1(1)       Office Building Lease by and between Pacific Gateway Properties,
              Inc. and the Registrant dated February 1, 1994.
10.2(1)       Office Building Lease between Pacific Gateway Properties, Inc. and the Registrant dated May 11, 1994.
10.3(1)       Office Building Lease between Pacific Gateway Properties, Inc. and the Registrant dated August 26, 1994.
10.4(1)       Amended and Restated Registration Rights Agreement among the
              Registrant and certain stockholders of the Registrant dated
              September 9, 1994.
10.5(1)       Amended and Restated Stockholders Agreement among the Registrant and certain stockholders of the Registrant dated September 9,
              1994.
10.6(5)       1993 Stock Option Plan, as amended.
10.7(1)       1994 Employee Stock Purchase Plan.
10.8(1)       Form of Incentive Stock Option Agreement used in connection with
              1993 Stock Option Plan.
10.9(1)       Form of Nonstatutory Stock Option Agreement used in connection with 1993 Stock Option Plan.
10.10(1)      Form of Indemnity Agreement.
10.11(1)      Agreement between the Registrant and Dwight Ryan dated October 1,
              1993.
10.12(1)      Loan and Security Agreement between the Registrant and Silicon
              Valley Bank dated May 1994.
10.13(1)      Collateral Assignment, Patent Mortgage and Security Agreement
              between the Registrant and Silicon Valley Bank dated May 26, 1994.
10.14(1)      Loan Modification Agreement between the Registrant and Silicon
              Valley Bank dated September 13, 1994.
10.15(1)      Stock Purchase Agreement entered into September 9, 1994 among the
              Registrant, Robert J. Rieger and the purchasers of the Registrant's Series B Preferred Stock.
10.16(1)      Stock Purchase Agreement entered into September 9, 1994 among the
              Registrant, Robert A. Rositano, Sr. and the purchasers of the Registrant's Series B Preferred Stock.
10.17(1)      Form of Stock Repurchase Agreement entered into September 9, 1994 between the Registrant and certain stockholders of the Registrant.
10.18(1)      Shareholders Agreement among Robert J. Rieger, Ruthann Plucknett,
              Robert A. Rositano, Sr., Janice Rositano and the Registrant dated
              October 20, 1994.
10.19(1)      Independent Contractor Agreement between Stephen Getsy and the
              Registrant dated December 8, 1994.
10.20(1)      Brochure Bundling Agreement between the Registrant and Hayes
              Microcomputer Products, Inc. dated April 28, 1994.
10.21(1)      Joint Marketing and Distribution  Agreement between the Registrant and Tandem Computers Incorporated dated October 18, 1994.
10.22(1)      Agreement between the Registrant and Auto-Graphics dated July 17,
              1994.
10.23(1)      Terms and Conditions agreed upon by the Registrant and ClariNet
              Communications Corp. dated September 30, 1994.
10.24(1)      Revenue Plan Application for service between the Registrant and
              WilTel, Inc. dated October 1, 1994, as amended effective November
              1, 1994.
10.25(1)      Distribution Agreement between the Registrant and Ingram Micro
              Inc. dated September 15, 1994.
10.26(1)      Letter Agreement between the Registrant and Silicon Valley Bank dated November 9, 1994.
10.27(2)      Employee letter agreement between the Registrant and David W.
              Garrison, dated February 1, 1995.
10.28(2)      Distribution Agreement dated January 18, 1995 between the
              Registrant and Merisel Americas, Inc.
10.29(3)      Employee letter agreement between the Registrant and Rick C.
              Francis dated April 24, 1995.

Exhibit No.   Description

10.30(3)      Employee letter agreement between the Registrant and Donald P.
              Hutchison dated April 25, 1995.
10.31(3)      Employee letter agreement between the Registrant and Robert E.
              Tomasi dated April 25, 1995.
10.32(3)      Amendment to David W. Garrison employee letter agreement, dated as of April 20, 1995.
10.33(4)      Loan and Security Agreement between the Registrant, Silicon Valley
              Bank and Imperial Bank dated May 31, 1995.
10.34(3)      Settlement Agreement and Mutual Release, among the Registrant,
              John A. Whalen, Jr. and other parties.
10.35(3)      Employee Letter Agreement between the Registrant and Donald P.
              Hutchison, dated May 9, 1995.
10.36(4)      Employee Letter Agreement between the Registrant and John Zeisler, dated as of July 17, 1995.
10.37(4)      Employee Letter Agreement between the Registrant and Eric V.
              Goffney, dated as of August 22, 1995.
10.38(5)      Horizon Center Office Lease Agreement between the Registrant and
              Horizon Center LLC, dated as of December 11, 1995.
10.39(5)      Rights Agreement between the Registrant and Chemical Mellon
              Shareholder Services, LLC, as Rights Agent, dated as of March 7,
              1996.
10.40(5)      Employee Letter Agreement between the Registrant and Clifton
              Thomas Weatherford, dated as of December 19, 1995.
10.41(5)      Employee Letter Agreement between the Registrant and Eric W.
              Spivey, dated as of December 19, 1995.
10.42(5)      Lease Agreement between Park West E-3 Associates and the
              Registrant, dated as of February 23, 1996.
10.43(6)      Stockholder Rights Agreement dated as of March 7, 1996.
10.44(7)      Amended and Restated 1993 Stock Option Plan.
10.45(8)      First Amendment to Employee Letter Agreement between the
              Registrant and Eric V. Goffney, dated as of November 1, 1996.
10.46(8)      Transition Agreement and Release between the Registrant and Donald
              Hutchison, dated November 1, 1996.
10.47(8)      1993 Stock Option Plan, as amended.
11.1(8)       Statement of computation of earnings per share.
21.1(8)       Subsidiaries.
23.1(8)       Consent of Ernst & Young LLP.
24.1(8)       Power of Attorney.
27.1          Financial Data Schedule.

- -----

(1) Incorporated by reference to the exhibit of the same number from the Company's Registration Statement on Form SB-2, No.
      33-86012-LA, as amended.

(2) Incorporated by reference to the Company's Form 10-KSB for the fiscal year ended December 31, 1994.

(3) Incorporated by reference to the exhibit of the same number from the Company's Registration Statement on Form SB-2, No.
       33-91634-LA, as amended.

(4) Incorporated by reference to the exhibit of the same number from the Company's Registration Statement on Form SB-2, No. 33-98910, as amended.

(5) Incorporated by reference to the Company's Form 10-KSB for the fiscal year ended December 31, 1995.

(6) Filed with the Commission on March 18, 1996 and is incorporated by reference.

(7) Filed with the Commission on May 14, 1996 and is incorporated by reference.

(8) Incorporated by reference to the Company's Form 10-KSB for the fiscal year ended December 31, 1996.

     B. Reports on Form 8-K.

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NETCOM ON-LINE COMMUNICATION SERVICES, INC.
DATE: May 27, 1997
                                   By    /s/ DAVID W. GARRISON
                                      -----------------------------------
                                             David W. Garrison
                                         Chairman of the Board and
                                           Chief Executive Officer

FINANCIAL DATA SCHEDULE



[ARTICLE]                     5
[MULTIPLIER]                                   1,000

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                              DEC-31-1996
[PERIOD-START]                                 JAN-01-1996
[PERIOD-END]                                   DEC-31-1996
[CASH]                                         73,408
[SECURITIES]                                   849
[RECEIVABLES]                                  2,180
[ALLOWANCES]                                   (896)
[INVENTORY]                                    464
[CURRENT-ASSETS]                               78,489
[PP&E]                                         107,476
[DEPRECIATION]                                 (23,103)
[TOTAL-ASSETS]                                 169,634
[CURRENT-LIABILITIES]                          24,843
[BONDS]                                        0
[PREFERRED-MANDATORY]                          0
[PREFERRED]                                    0
[COMMON]                                       116
[OTHER-SE]                                     144,791
[TOTAL-LIABILITY-AND-EQUITY]                   169,634
[SALES]                                        120,540
[TOTAL-REVENUES]                               120,540
[CGS]                                          88,396
[TOTAL-COSTS]                                  169,263
[OTHER-EXPENSES]                               0
[LOSS-PROVISION]                               0
[INTEREST-EXPENSE]                             0
[INCOME-PRETAX]                                (44,242)
[INCOME-TAX]                                   23
[INCOME-CONTINUING]                            0
[DISCONTINUED]                                 0
[EXTRAORDINARY]                                0
[CHANGES]                                      0
[NET-INCOME]                                   (44,265)
[EPS-PRIMARY]                                  (3.85)
[EPS-DILUTED]                                  0

